UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 14, 2005

                           Critical Therapeutics, Inc.
               (Exact name of registrant as specified in charter)

        Delaware                       000-50767                04-3523569
  (State or other juris-              (Commission              (IRS Employer
 diction of incorporation)            File Number)           Identification No.)


  60 Westview Street, Lexington, Massachusetts                   02421
    (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (781) 402-5700

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.      Other Events.

On July 14, 2005, Critical Therapeutics, Inc. (the "Company") issued a press release announcing the results of the Company's Phase II study of ZYFLO(R) Filmtab(R) (zileuton tablets) in patients with moderate to severe inflammatory facial acne.

The press release announcing the results of the study is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

       (c)  Exhibits

            See Exhibit Index attached hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 14, 2005               CRITICAL THERAPEUTICS, INC.

                                   By:  /s/ Paul D. Rubin
                                        ------------------
                                        Paul D. Rubin, M.D.
                                        President of Finance and Chief Executive
                                        Officer





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                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        ---------------------------------------------
99.1                               Press release of Critical Therapeutics, Inc.,
                                   dated July 14, 2005.